Exhibit 99.1

Noble Corporation
Dorfstrasse 19a
6340 Baar
Switzerland
PRESS RELEASE
Noble Corporation Reports Second Quarter 2011 Earnings of $0.21 per Diluted Share
ZUG, Switzerland, July 20, 2011 — Noble Corporation (NYSE: NE) today reported second quarter 2011 earnings of $54 million, or $0.21 per diluted share, matching earnings reported for the first quarter of 2011. Results for the second quarter included a $0.04 per diluted share benefit relating to the settlement of certain discrete tax matters. First quarter 2011 results included a one-time after-tax net gain of $0.06 per diluted share relating to the substitution of the drillship Noble Phoenix for the drillship Noble Muravlenko in Brazil. Contract drilling services revenues totaled $590 million in the second quarter of 2011, up nine percent from $543 million in the first quarter of 2011. Contract drilling margin percentage for the second quarter of 2011 was approximately 43 percent compared to 44 percent in the prior quarter. Noble invested $815 million in capital projects during the second quarter.
At June 30, 2011, approximately 73 percent of the Company’s available rig operating days were committed for the remainder of 2011 and approximately 43 percent were committed for 2012. The Company’s total backlog at June 30, 2011 was approximately $13 billion.
David W. Williams, Chairman, President and Chief Executive Officer, noted, “Second quarter results were significantly hindered by several downtime events involving five rigs. Although we were disappointed by the interruption in service on these rigs, most of which pertained to subsea equipment and control systems, four out of five rigs returned to service prior to the end of the second quarter. Despite the fleet downtime, the quarter was characterized by an improvement in business fundamentals, as utilization and tendering activity improved for both jackups and deepwater units, and several Noble rigs returned to active status.”

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Operations Highlights
In Mexico, six of Noble’s jackups returned to active status during the second quarter following the award of contracts, while a contract on the Noble Sam Noble is expected to commence by the end of July. Also, the Noble Roy Butler was awarded a three-year contract in July, which is expected to commence in September 2011 following the completion of a leg-extension project. Dayrates for the rigs that have or will soon return to work range from approximately $80,000 to $100,000. Noble now has all 12 of its jackup rigs in Mexico under contract, with 10 of the 12 units under contract into late 2011 or beyond.
In the North Sea, the jackup Noble Byron Welliver was awarded a three-well contract at a dayrate of $91,000, while the jackup Noble Lynda Bossler was awarded a two-well contract at a dayrate of $105,000. Both rigs are expected to commence their new contracts in or around January 2012.
The Company continued to build its presence in Saudi Arabia following the award of contracts for the jackups Noble Gene House and Noble Joe Beall. The three-year contracts are expected to commence in September 2011 with an operating dayrate for each rig of $81,000. With these awards, the Company now has four jackups committed to Saudi Aramco.
Finally, in the U.S. Gulf of Mexico, the semisubmersible Noble Jim Day began receiving its full contract dayrate of $485,000 on July 11 following the award to our client of permits necessary to commence well operations in the region. In addition, certification of the subsea control system on the semisubmersible Noble Driller was completed in July and the rig is expected to resume operations shortly at its full operating dayrate, pending receipt of a drilling permit. The Company now has certified subsea equipment and control systems on all six of its active semisubmersibles in the U.S. Gulf of Mexico.
“Offshore demand continues to build in most regions around the world, supporting expectations for gradually improving utilization and dayrates among our jackups and floating rigs,” said Williams. He added, “Additional client demand for jackups is visible in Mexico and the Middle East. In the deepwater sector, Petrobras continues to tender for dynamically positioned and moored rigs for offshore Brazil with contract lengths of three to five years and we continue to see client interest in some of the emerging deepwater frontiers.”

In closing, Williams stated, “Our fleet enhancement program, currently composed of the construction of seven ultra-deepwater drillships and four high-specification jackups, is transforming Noble into one of the industry’s most modern and capable offshore drilling contractors. As client demand in the offshore sector increases and expands geographically, so does the need for technically advanced, versatile and efficient rigs that address both shallow and deepwater prospects. We believe our strategic growth initiatives strongly position the Company to benefit from further client demand and offshore industry expansion.”
About Noble Corporation
Noble is a leading offshore drilling contractor for the oil and gas industry. Noble performs, through its subsidiaries, contract drilling services with a fleet of 76 offshore drilling units (including seven ultra-deepwater rigs and four jackup drilling rigs currently under construction), located worldwide, including in the Middle East, India, the U.S. Gulf of Mexico, Mexico, the Mediterranean, the North Sea, Brazil, West Africa and Asian Pacific. Noble’s shares are traded on the New York Stock Exchange under the symbol “NE”. Additional information on Noble Corporation is available on the Company’s Web site at http://www.noblecorp.com.
Statements regarding contract backlog, earnings, costs, revenue, rig demand, fleet condition or performance, shareholder value, timing of delivery of newbuilds, contract commitments, dayrates, contract commencements, contract extensions or renewals, letters of intent or award, industry fundamentals, customer relationships, future performance, growth opportunities, market outlook, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to operating hazards and delays, risks associated with operations outside of the U.S., actions by regulatory authorities, customers and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, costs and difficulties relating to the integration of acquired businesses, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, delays in the construction of newbuilds, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions, the future price of oil and gas and other factors detailed in the Company’s most recent Form 10-K, Form 10-Q’s and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Conference Call
Noble has scheduled a conference call and webcast related to its second quarter 2011 results on Thursday, July 21, 2011, at 8:00 a.m. U.S. Central Daylight Time. Interested parties are invited to listen to the call by dialing 1-866-461-7129, or internationally 1-706-679-3084, using access code: 27255924 or by asking for the Noble Corporation conference call. Interested parties may also listen over the Internet through a link posted in the Investor Relations section of the Company’s Web site.
A replay of the conference call will be available on Thursday, July 21, 2011, beginning at 11:00 a.m. U.S. Central Daylight Time, through Thursday, August 4, 2011, ending at 5:00 p.m. U.S. Central Daylight Time. The phone number for the conference call replay is 1-800-642-1687 or, for calls from outside of the U.S., 1-706-645-9291, using access code: 27255924. The replay will also be available on the Company’s Web site following the end of the live call. The conference call may include non-GAAP financial measures. Noble will post a reconciliation of any such measures to the most directly comparable GAAP measures in the “Investor Relations” section of the Company’s Web site under the heading “Regulation G Reconciliations.”
For additional information, contact:
For Investors: Jeffrey L. Chastain, Vice President — Investor Relations,
Noble Drilling Services Inc., 281-276-6383
For Media: John S. Breed, Director of Corporate Communications,
Noble Drilling Services Inc., 281-276-6729

NOBLE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Operating revenues
Contract drilling services	$589,550	$687,510	$1,132,155	$1,496,156
Reimbursables	24,122	13,753	46,413	37,986
Labor contract drilling services	14,012	8,056	27,559	15,817
Other	313	603	758	814

	627,997	709,922	1,206,885	1,550,773

Operating costs and expenses
Contract drilling services	336,728	275,595	643,091	530,026
Reimbursables	18,723	10,365	35,826	30,108
Labor contract drilling services	8,750	5,380	17,273	11,268
Depreciation and amortization	163,119	126,227	321,241	242,084
Selling, general and administrative	21,632	23,808	45,347	45,779
Gain on contract extinguishments, net	—	—	(21,202)	—

	548,952	441,375	1,041,576	859,265

Operating income	79,045	268,547	165,309	691,508

Other income (expense)
Interest expense, net of amount capitalized	(14,829)	(510)	(33,870)	(975)
Interest income and other, net	(534)	1,006	2,058	4,632

Income before income taxes	63,682	269,043	133,497	695,165
Income tax provision	(9,508)	(51,118)	(24,867)	(106,514)

Net income	54,174	217,925	108,630	588,651
Net income attributable to noncontrolling interests	(91)	—	(52)	—

Net income attributable to Noble Corporation	$54,083	$217,925	$108,578	$588,651

Net income per share
Basic	$0.21	$0.85	$0.43	$2.29
Diluted	$0.21	$0.85	$0.43	$2.28

NOBLE CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2011	2010
ASSETS
Current assets
Cash and cash equivalents	$230,877	$337,871
Accounts receivable	510,019	387,414
Prepaid expenses and other current assets	236,600	186,509

Total current assets	977,496	911,794

Property and equipment	13,926,052	12,643,866
Accumulated depreciation	(2,863,482)	(2,595,779)

Property and equipment, net	11,062,570	10,048,087

Other assets	398,172	342,506

Total assets	$12,438,238	$11,302,387

LIABILITIES AND EQUITY
Current liabilities
Current maturities of long-term debt	$—	$80,213
Accounts payable	303,902	374,814
Accrued payroll and related costs	114,736	125,663
Interest payable	58,328	40,260
Other current liabilities	149,590	180,497

Total current liabilities	626,556	801,447

Long-term debt	3,521,770	2,686,484
Deferred income taxes	257,069	258,822
Other liabilities	212,475	268,000

Total liabilities	4,617,870	4,014,753

Commitments and contingencies

Shareholders’ equity
Shares	857,795	917,684
Additional paid-in capital	50,499	39,006
Retained earnings	6,739,078	6,630,500
Treasury shares	(383,344)	(373,967)
Accumulated other comprehensive loss	(42,316)	(50,220)

Total shareholders’ equity	7,221,712	7,163,003

Noncontrolling interests	598,656	124,631

Total equity	7,820,368	7,287,634

Total liabilities and equity	$12,438,238	$11,302,387

NOBLE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2011	2010
Cash flows from operating activities
Net income	$108,630	$588,651
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	321,241	242,084
Gain on contract extinguishments, net	(21,202)	—
Deferred income taxes	(1,753)	(11,842)
Share-based compensation expense	16,388	16,285
Net change in other assets and liabilities	(177,968)	179,246

Net cash from operating activities	245,336	1,014,424

Cash flows from investing activities
New construction	(1,017,190)	(184,963)
Other capital expenditures	(316,245)	(305,751)
Major maintenance expenditures	(95,348)	(40,687)
Refund from contract extinguishments	18,642	—
Change in accrued capital expenditures	(51,500)	(17,848)

Net cash from investing activities	(1,461,641)	(549,249)

Cash flows from financing activities
Borrowings on bank credit facilities	625,000	—
Payments on bank credit facilities	(240,000)	—
Payments of other long-term debt	(693,494)	—
Proceeds from issuance of senior notes, net of debt issuance costs	1,087,833	—
Contributions from joint venture partners	436,000	—
Settlements of interest rate swaps	(29,032)	—
Par value reduction payments	(72,141)	(23,306)
Repurchases of shares	—	(88,652)
Financing costs on credit facilities	(2,835)	—
Proceeds from employee stock transactions	7,357	3,711
Repurchases of employee shares surrendered for taxes	(9,377)	(9,309)

Net cash from financing activities	1,109,311	(117,556)

Net change in cash and cash equivalents	(106,994)	347,619
Cash and cash equivalents, beginning of period	337,871	735,493

Cash and cash equivalents, end of period	$230,877	$1,083,112

NOBLE CORPORATION AND SUBSIDIARIES
FINANCIAL AND OPERATIONAL INFORMATION BY SEGMENT
(In thousands, except operating statistics)
(Unaudited)

	Three Months Ended June 30,						Three Months Ended March 31,
	2011			2010			2011
	Contract			Contract			Contract
	Drilling			Drilling			Drilling
	Services	Other	Total	Services	Other	Total	Services	Other	Total
Operating revenues
Contract drilling services	$589,550	$—	$589,550	$687,510	$—	$687,510	$542,605	$—	$542,605
Reimbursables	22,982	1,140	24,122	12,989	764	13,753	21,604	687	22,291
Labor contract drilling services	—	14,012	14,012	—	8,056	8,056	—	13,547	13,547
Other	313	—	313	603	—	603	445	—	445

	$612,845	$15,152	$627,997	$701,102	$8,820	$709,922	$564,654	$14,234	$578,888

Operating costs and expenses
Contract drilling services	$336,728	$—	$336,728	$275,595	$—	$275,595	$306,363	$—	$306,363
Reimbursables	17,606	1,117	18,723	9,626	739	10,365	16,440	663	17,103
Labor contract drilling services	—	8,750	8,750	—	5,380	5,380	—	8,523	8,523
Depreciation and amortization	159,843	3,276	163,119	123,379	2,848	126,227	154,888	3,234	158,122
Selling, general and administrative	21,359	273	21,632	23,561	247	23,808	23,449	266	23,715
Gain on contract extinguishments, net	—	—	—	—	—	—	(21,202)	—	(21,202)

	$535,536	$13,416	$548,952	$432,161	$9,214	$441,375	$479,938	$12,686	$492,624

Operating income	$77,309	$1,736	$79,045	$268,941	$(394)	$268,547	$84,716	$1,548	$86,264

Operating statistics
Jackups:
Average Rig Utilization	71%			81%			62%
Operating Days	2,797			3,183			2,381
Average Dayrate	$80,742			$96,677			$80,866

Semisubmersibles:
Average Rig Utilization	85%			94%			69%
Operating Days	1,088			1,023			868
Average Dayrate	$269,798			$328,286			$277,859

Drillships:
Average Rig Utilization	58%			67%			70%
Operating Days	317			182			361
Average Dayrate	$220,953			$242,045			$301,647

FPSO/Submersibles:
Average Rig Utilization	0%			0%			0%
Operating Days	—			—			—
Average Dayrate	$—			$—			$—

Total:
Average Rig Utilization	70%			80%			61%
Operating Days	4,202			4,388			3,610
Average Dayrate	$140,296			$156,683			$150,294

NOBLE CORPORATION AND SUBSIDIARIES
CALCULATION OF BASIC AND DILUTED NET INCOME
(In thousands, except per share amounts)
(Unaudited)
The following table sets forth the computation of basic and diluted net income per share:

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Allocation of net income
Basic
Net income attributable to Noble Corporation	$54,083	$217,925	$108,578	$588,651
Earnings allocated to unvested share-based payment awards	(572)	(2,143)	(1,083)	(5,652)

Net income to common shareholders — basic	$53,511	$215,782	$107,495	$582,999

Diluted
Net income attributable to Noble Corporation	$54,083	$217,925	$108,578	$588,651
Earnings allocated to unvested share-based payment awards	(572)	(2,137)	(1,082)	(5,632)

Net income to common shareholders — diluted	$53,511	$215,788	$107,496	$583,019

Weighted average number of shares outstanding — basic	251,368	254,224	251,198	254,671
Incremental shares issuable from assumed exercise of stock options	700	800	737	949

Weighted average number of shares outstanding — diluted	252,068	255,024	251,935	255,620

Weighted average unvested share-based payment awards	2,688	2,480	2,554	2,431

Earnings per share
Basic	$0.21	$0.85	$0.43	$2.29
Diluted	$0.21	$0.85	$0.43	$2.28